Exhibit 99.3

                           CONSOLIDATED PROMISSORY NOTE
                           ----------------------------


  $12,075,000.00                                  White Plains, New York, as of
                                                  February 27, 2009


           FOR VALUE RECEIVED, the undersigned, each having an address at 1985 Cedar Bridge Avenue, Lakewood, New Jersey 08701 (collectively, the "Borrower"), hereby jointly and severally promise to pay to Presidential Realty Corporation (the "Lender"), a corporation organized under the laws of the State of Delaware, or order, at its office at 180 South Broadway, White Plains, New York 10605, the principal sum of $12,075,000.00, payable in lawful money of the United States, with interest, as hereinafter provided.

           1. RATE OF INTEREST. Interest shall be charged on the unpaid principal balance of this promissory note, from and including the date of this promissory note through and including the date this promissory note is paid in full, at thirteen (13%) percent per annum.

           2. INTEREST COMPUTATION. All interest shall be charged and computed with respect to actual days elapsed on the basis of a 360-day year.

           3. PAYMENTS. This promissory note shall be payable as, when and from distributions of net cash flow and/or capital proceeds are paid or are payable to the Lender in accordance with the following instruments, of even date herewith (collectively, the "Pledge Agreements"):

              (i) Assignment, Security and Pledge Agreement (Lightstone FW Realty Partners, L.P.), by and between David Lichtenstein and the Lender;

              (ii) Assignment, Security and Pledge Agreement (FW Realty Advisors, LLC), by and between David Lichtenstein, Shifra Lichtenstein and the Lender;

              (iii) Assignment, Security and Pledge Agreement (Lightstone FW Manager, LLC), by and between David Lichtenstein, Shifra Lichtenstein and the Lender;

              (iv) Assignment, Security and Pledge Agreement (Lightstone FW Investment, LLC), by and between David Lichtenstein, The DWL 2003 Family Trust, and the Lender;

              (v) Assignment, Security and Pledge Agreement, by and between Lightstone FW Manager, LLC and the Lender;

              (vi) Assignment, Security and Pledge Agreement, by and between Lightstone FW Realty Partners, LP and the Lender; and

              (vii) Assignment, Security and Pledge Agreement, by and between FW Realty Advisors, LLC and the Lender.

         Any and all payments shall be applied on account of any costs due the Lender in accordance with this promissory note, then accrued interest and then principal.

           4. MATURITY. Notwithstanding anything in this promissory note to the contrary, all principal and interest not sooner paid shall become due and payable on February 1, 2012.

           5. PREPAYMENT. This promissory note may be prepaid at any time, either in whole or in part, without premium or penalty.

           6. REPRESENTATIONS. Borrower hereby represents and warrants to the Lender that:

              (i) with respect to each party comprising the Borrower which is an entity, it is duly organized and validly existing under the law of the jurisdiction in which it is created, in good standing therein, and duly qualified to transact business in all places where such qualification is necessary, and has the power to make this promissory note and to incur and perform its obligations hereunder;

              (ii) with respect to each party comprising the Borrower which is an entity, its making and performance hereof have been duly authorized by all necessary action and will not violate any provision of its organizational documents;

              (iii) its making and performance hereof will not violate any provision of law or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or its property may be bound or affected; and

              (iv) no consent, approval, authorization, permit or license from any federal, state or other regulatory authority is required in connection with its making or performance of this promissory note.

           7. EVENT OF DEFAULT; ACCELERATION, WAIVER OF PRESENTMENT. If either of the following "events of default" shall occur, namely: (a) default in the payment when due of any principal of, interest on or other amounts payable under this promissory note and such nonpayment continues for a period of ten (10) business days after notice thereof from Lender; and/or (b) an Event of Default (as defined in any of the Pledge Agreements) shall occur under any of the Pledge Agreements or there shall occur an Event of Default under any other Loan Document (as defined in any of the Pledge Agreements);

              Thereupon, the Lender may give the Borrower a notice (defined below) of such event of default and, if such event of default is not cured within twenty (20) business days after receipt of such notice, the Lender may declare the principal of and interest on and all other amounts payable under this promissory note and the other Loan Documents to be forthwith due and payable.

              Upon any such declaration, this promissory note shall become forthwith due and payable, without protest, presentment, notice or demand, all of which are expressly waived by the Borrower.

           8. SUCCESSORS AND ASSIGNS. This promissory note shall inure to the benefit of the Lender and its successors and permitted assigns. This promissory note shall bind the Borrower and the Borrower's successors (provided that the Borrower shall not be permitted to assign the Borrower's obligations hereunder to any other person or entity).

           9. NO WAIVER BY LENDER. No failure to exercise, and no delay in exercising, and no course of dealing with respect to, any power, privilege or right under this promissory note by the Lender shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any power, privilege or right under this promissory note preclude any other or further exercise thereof or the exercise of any other power, privilege or right.

           10. COSTS AND EXPENSES. The Borrower shall pay to the Lender, on demand, all costs and expenses (including, without limitation, the reasonable fees and disbursements of legal counsel to the Lender) of collection or incident to the enforcement, protection or preservation of any right or claim of the Lender under this promissory note. The obligations of the Borrower under the preceding sentence shall survive the repayment of this promissory note.

           11. USURY. Anything contained in this promissory note to the contrary notwithstanding, the obligation of the Borrower to pay interest to the Lender hereunder shall be subject to the limitation that such payment of interest shall not be required to the extent that receipt thereof by the Lender would be contrary to the provisions of law applicable to the Lender limiting the maximum rate of interest which may be charged or collected by the Lender.

           12. SEVERABILITY. If any provision of this promissory note or the application hereof to any person or circumstance shall, to any extent, be illegal, invalid or unenforceable, the remainder of this promissory note or the application of such provision to persons or circumstances other than those as to which it is illegal, invalid or enforceable, shall not be affected, and each provision of this promissory note shall be legal, valid and enforceable, to the extent permitted by law. The illegality, invalidity or unenforceability of any provision of this promissory note in any jurisdiction shall not affect the legality, validity or enforceability thereof in any other jurisdiction.

           13. NO ORAL CHANGES. This promissory note cannot be modified except by an agreement in writing signed by the party against whom enforcement of such modification is sought.

           14. NOTICES. All notices, demands, consents, statements, requests, approvals and other communications hereunder (collectively, "notices") shall be in writing and given in accordance with the provisions for the giving of notices set forth in any of the Pledge Agreements.

           15. JURISDICTION; VENUE. Borrower (a) represents that it has no immunity with respect to any action or proceeding brought in connection with this promissory note, or in connection with the transactions contemplated hereby, and (b) agrees that any legal or equitable action or proceeding with respect to this promissory note, the enforcement hereof or the transactions contemplated hereby may be brought in any Federal or State court of competent jurisdiction located in the City of New York or the County of Westchester, New York. By executing and delivering this promissory note, Borrower, to the fullest extent permitted by law, (x) accepts for itself and its property, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and any related appellate court, (y) irrevocably agrees to be bound by any judgment rendered thereby in connection with this promissory note or the transactions contemplated hereby, and (z) irrevocably waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such a court or that such court is an inconvenient forum. Nothing herein shall affect the Lender's right to serve process in any other manner prescribed by law or the right to bring legal or equitable actions or proceedings in other competent jurisdictions.

           16. SETTLEMENT AGREEMENT. This promissory note is being entered into pursuant to a Settlement Agreement of even date herewith by and between the Borrower, the Lender and other parties (the "Settlement Agreement"). All capitalized terms used in this promissory note and not otherwise defined shall have the meaning ascribed thereto in the Settlement Agreement.

           17. NON-RECOURSE. (a) Except as otherwise set forth below, the Borrower shall not be liable upon or for payment of the indebtedness evidenced by this promissory note and no attachment, lien, execution, recourse or other writ or process shall be sought, issued or levied upon any assets, properties or funds of the Borrower. Notwithstanding the foregoing, (i) this Section shall not affect the Lender's right to bring a foreclosure action, an action for injunctive relief or specific performance, or other appropriate action or proceeding for the sole purpose of enabling the Lender to realize upon the Collateral (as defined in the Pledge Agreements) and any other collateral given to the Lender as security for the Note, as long as no judgment for money or damages is entered as aforesaid; (ii) the Borrower shall be personally liable, jointly and severally, for all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, changes, fees, expenses, judgments, awards, amounts paid on settlement, punitive damages of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense); incurred by Lender in the event of fraud that materially and adversely affects the Lender's rights and remedies in respect of the indebtedness, knowing misappropriation or knowing misapplication of funds and/or intentional physical damage to any FW Property; (iii) the Borrower shall be personally liable, jointly and severally, to the extent that any rents, issues or profits of any FW Property are collected by or on behalf of the Borrower or a FW Fee Owner and are under the control of the Borrower and, solely because of the acts or omissions of the Borrower, are not applied to (a) the normal operating expenses of the FW Properties, (b) the payment of principal and interest and other amounts coming due under the first mortgages on the FW Properties, or (c) payments due under this promissory note, it being intended hereby that the Borrower shall be jointly and severally personally liable and obligated hereunder to the full extent of such rentals and other items so collected and not so applied and that the Lender shall not be limited in any way in enforcing such personal liability and obligation; and (iv) this Section shall not apply to, and shall not be construed to limit, (a) the respective personal liability and obligations of Lichtenstein under the Consolidated Indebtedness Limited Recourse Guaranty, (b) Lender's rights and remedies under the Pledge Agreements, or (c) the personal liability and obligations of the parties under the Amended and Restated Environmental Indemnity Agreement.

           18. WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY BORROWER OR THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PROMISSORY NOTE AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY.

           19. CHOICE OF LAW. This promissory note shall be governed by and construed in accordance with the law of the State of New York.

           20. CAPTIONS. The heading to the Sections of this promissory note have been inserted solely for convenience of reference and shall not modify, define or limit the provisions of this promissory note

           21. AMENDED AND RESTATED NOTE. This promissory note is given in replacement of and in substitution for, but not in payment of, the prior notes described on Schedule A, as the same may have been assumed, amended or modified from time to time (collectively, the "prior notes"). The obligations of the Borrower as evidenced by the prior notes shall continue in full force and effect, as amended and restated by this promissory note, all of such obligations being hereby ratified and confirmed by the Borrower. Nothing herein contained shall be construed to extinguish, release, or discharge, or constitute, create, or effect a novation of, or an agreement to extinguish, the obligations of the Borrower with respect to the indebtedness originally described in the prior notes.
         .

                   IN WITNESS WHEREOF, this promissory note has been duly executed by the Borrower as of the day and year first written above.

                                           JJFW, LLC

                                           By: /s/ David Lichtenstein
                                               --------------------------
                                               David Lichtenstein, Member


                                           Lightstone Realty Partners, L.P.
                                           By: Lightstone FW Manager, LLC,
                                           its managing general partner

                                           By: /s/ David Lichtenstein
                                               --------------------------
                                               David Lichtenstein, Manager


                                           Lightstone FW Manager, LLC

                                           By: /s/ David Lichtenstein
                                               --------------------------
                                               David Lichtenstein, Manager


                                           FW Realty Advisors, LLC

                                           By: /s/ David Lichtenstein
                                               --------------------------
                                               David Lichtenstein, Manager


                                           /s/ David Lichtenstein
                                           --------------------------------
                                           David Lichtenstein, individually


                                           /s/ Shifra Lichtenstein
                                           ---------------------------
                                           Shifra Lichtenstein, individually


                                           The DWL 2003 Family Trust

                                           By: /s/ Shifra Lichtenstein
                                               ---------------------------
                                               Shifra Lichtenstein, Trustee


State of New York          )
                           ) ss.:
County of Westchester      )

On the __ day of February in the year 2009 before me, the undersigned, personally appeared David Lichtenstein, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                    --------------------------
                                                    Notary Public





State of New York          )
                           ) ss.:
County of                  )

On the _____ day of February in the year 2009 before me, the undersigned, personally appeared Shifra Lichtenstein, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                    --------------------------
                                                    Notary Public






                                   SCHEDULE A

                                      Notes

         1. Promissory Note made by JJFW, LLC to Presidential Realty Corporation, dated October 24, 2003, in the original principal amount of $4,500,000, and assumed by the Borrower pursuant to an Assumption, Note Modification and Consolidation Agreement by and between Presidential Realty Corporation and the Borrower dated as of the date of the Consolidated Promissory Note to which this Schedule A is attached, having a principal balance as of the date of said Consolidated Promissory Note, of $2,074,994.00.

         2. Promissory Note made by the Borrower to Presidential Realty Corporation, dated as of the date of the Consolidated Promissory Note to which this Schedule A is attached, in the original principal amount of $10,000,006.00.